Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Papiri, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Bhakti Capital Corp. on Form 10-Q for the period ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Bhakti Capital Corp.

Date:  November 15, 2010

By:    /s/ Robert Papiri
                Robert Papiri
               Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Bhakti Capital Corp. and will be retained by Bhakti Capital Corp. and furnished to the Securities and Exchange Commission or its staff upon request.